UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 19, 2010

The Dow Chemical Company

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

2030 Dow Center Midland, Michigan	48674
(Address of principal executive offices)	(Zip Code)

(989) 636-1000

Registrant’s telephone number, including area code

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 19, 2010, The Dow Chemical Company (the “Company”) entered into a Selling Agent Agreement by and among the Company, Incapital LLC (as Purchasing Agent) and the agents named therein with respect to the sale by the Company of its InterNotes®.

Attached as exhibits to this Form 8-K are certain documents in connection with the Company’s InterNotes program for incorporation by reference in the Company’s Registration Statement on Form S-3 (No. 333-164985).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Selling Agent Agreement, dated February 19, 2010, among The Dow Chemical Company, Incapital LLC (as Purchasing Agent) and the agents named therein

4.1	Form of Dow InterNotes®

5.1	Opinion of Duncan A. Stuart, Associate General Counsel—Corporate Transactions of The Dow Chemical Company

23.2	Consent of Duncan A. Stuart (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY.

By:	/s/ William H. Weideman
Name: William H. Weideman
Title: Vice President and Interim Chief Financial Officer

DATE: February 19, 2010

EXHIBIT INDEX

Exhibit No.	Description

1.1	Selling Agent Agreement, dated February 19, 2010, among The Dow Chemical Company, Incapital LLC (as Purchasing Agent) and the agents named therein

4.1	Form of Dow InterNotes®

5.1	Opinion of Duncan A. Stuart, Associate General Counsel—Corporate Transactions of The Dow Chemical Company

23.2	Consent of Duncan A. Stuart (included in Exhibit 5.1)